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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------


        Date of Report (Date of earliest event reported): May 24, 2002

                              CONCORD CAMERA CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



          New Jersey                                      13-3152196
--------------------------------                --------------------------------
  (State or other jurisdiction                         (I.R.S. Employer
       of incorporation)                             Identification Number)



                                     0-17038
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                            (Commission File Number)


               4000 Hollywood Boulevard, Hollywood, Florida 33021
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

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Item 5.  Other Events and Regulation FD Disclosure.

         Registrant has acquired from Polaroid Corporation ("Polaroid"), subject to obtaining the approval of the bankruptcy court supervising the Polaroid reorganization proceedings, two three-year licenses of the Polaroid trademark for use in connection with the sale, marketing and distribution of single use and reloadable cameras, respectively, and related accessories. The licenses do not include instant single use and reloadable cameras. The licenses will be exclusive, with the exception of products already released by Polaroid into the distribution chain and may be renewed at Concord's option for an additional three year period. The license agreements include provision for payment of minimum royalties which will be fully credited against percentage royalties.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 24, 2002

                                               CONCORD CAMERA CORP.

                                               Registrant



                                               By: /s/ Harlan I. Press
                                                   ------------------------
                                                   Harlan I. Press,
                                                   Vice President and Treasurer












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